PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

                     RAYONIER SUBSTITUTE STOCK OPTION PLAN


Item 3.   Incorporation of Documents by Reference.

     The following documents filed by Rayonier Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") (File No. 1-6780) are hereby incorporated by reference: (a) the Company's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 1993, filed pursuant to
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (b) all other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the Annual Report referred to in (a) and (c) the description of the Company's Common Shares which is contained in its registration statement on Form 8-A filed under the Exchange Act and any amendment or report filed under the Exchange Act for the purpose of updating such description.

     All  documents  subsequently filed  by  the  Company with  the  Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing with the Commission of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in the registration statement and to be a part thereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference shall be deemed to be modified or superseded to the extent that a statement contained in the registration statement or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration.

Item 4.  Description of Securities.

     This item is not applicable to the securities registered hereby.

Item 5.  Interests of Named Experts and Counsel.

     The financial statements and schedules incorporated by reference in the prospectus and elsewhere in the registration statement have been audited by Arthur Andersen & Co., independent public accountants, as indicated in their reports with respect thereto, and are incorporated by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

Item 6.  Indemnification of Directors and Officers.

     The North Carolina Business Corporation Act provides that the registrant may indemnify officers and directors who are parties in actual or threatened lawsuits and other proceedings against reasonable expenses, judgments, penalties, fines and amounts paid in settlement. North Carolina law further provides that a corporation may purchase insurance, providing for the indemnification of officers and directors whether or not the corporation would have the power to indemnify them against such liability under the provisions of the North Carolina law.

     Reference is made to Article VI of the Amended and Restated Articles of Incorporation of the Company which is Exhibit 4(a) hereto.

Item 7.  Exemption from Registration Claimed.

     This item is not applicable to the securities to be registered hereby.

Item 8.  Exhibits

Exhibit
No.                           Title                         Location

4. Instruments defining the rights of security holders, including indentures:

     (a)  Amended and Restated Articles of Incorporation    Incorporated by
                                                            reference to
                                                            Exhibit 4(a) to the
                                                            Company's
                                                            Registration
                                                            Statement
                                                            on Form S-8
                                                            (No. 33-52437)

     (b)  Bylaws                                            Incorporated by
                                                            reference to the
                                                            Company's
                                                            Registration
                                                            Statement on Form
                                                            8-A, dated
                                                            February 4, 1994.

     (c)  Rayonier Substitute Stock Option Plan
          (the "Plan")                                      Filed herewith.

5.   Opinion re legality                                    Filed herewith.

15.  Letter re unaudited interim financial information      Not applicable.

23.  Consents of experts and counsel                        The consent of
                                                            independent
                                                            auditors is filed
                                                            herewith.  The
                                                            consent of counsel
                                                            is incorporated by
                                                            reference to
                                                            Exhibit 5.

24.  Powers of attorney                                     Filed herewith.

27.  Financial Data Schedule                                None.

28.  Information from reports furnished to state            None.
     insurance regulatory authorities.

Item 9.  Undertakings

(a)  The undersigned registrant hereby undertakes:

     (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) to include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

          (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the registration statement; and

          (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement:

     (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

     (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut on this 29th day of March, 1994.

                         RAYONIER INC.


                         By /s/ George S. Areson
                         Name:George S. Areson
                         Title:    Acting Corporate Controller

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                     Title


/s/ Ronald M. Gross           Chairman, President, Chief
Ronald M. Gross               Executive Officer and
                              Director (Principal
                              Executive Officer)

/s/ Gerald J. Pollack         Senior Vice President
Gerald J. Pollack             and Chief Financial
                              Officer (Principal
                              Financial Officer)


/s/ George S. Areson          Acting Corporate
George S. Areson              Controller (Principal
                              Accounting Officer)

         *                    Director
William J. Alley


         *                    Director
Rand V. Araskog


         *                    Director
Donald W. Griffin


         *                    Director
Paul G. Kirk, Jr.

         *                    Director
Katherine D. Ortega


         *                    Director
Burnell R. Roberts


         *                    Director
Gordon I. Ulmer



                         *By /s/ Gerald J. Pollack
                              Gerald J. Pollack
                              Attorney-in-Fact
                              March 29, 1994

                                 EXHIBIT INDEX

Exhibit
No.                        Title                  Location                 Page

4. Instruments defining the rights of security holders, including indentures:

     (a)  Amended and Restated Articles of        Incorporated by reference
                                                  to Exhibit 4(a) to the
                                                  Company's Registration
                                                  Statement on Form S-8 (No.
                                                  33-52437).

     (b)  Bylaws                                  Incorporated by reference
                                                  to the Company's Registration
                                                  Statement on Form 8-A, dated
                                                  February 4, 1994.

     (c)  Plan                                    Filed herewith.


5.   Opinion re legality                          Filed herewith.

15.  Letter re unaudited interim financial        Not applicable.
     information

23.  Consents of experts and counsel              The consent of independent
                                                  auditors is filed herewith.
                                                  The consent of counsel is
                                                  incorporated by reference to
                                                  Exhibit 5.

24.  Powers of attorney                           Filed herewith.

27.  Financial Data Schedule                      None.

28.  Information from reports furnished to        None.
     state insurance regulatory authorities.